SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: June 15, 2004
HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Servicer of the Trust) (Exact name as specified in Servicer's charter)
Delaware (State or other jurisdiction of incorporation of Servicer	333-74898-01 (Commission File Numbers)	36-1239445 (IRS Employer Number)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Servicer)	60070 (Zip Code)
Servicer's telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
Exhibit Number	Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on June 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, as amended, by and among Household Receivables Funding, Inc. III, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2000-1 Indenture Supplement, dated as of November 16, 2000, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2000-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on June 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, as amended, by and among Household Receivables Funding, Inc. III, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2001-1 Indenture Supplement, dated as of January 25, 2001, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2001-1.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on June 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, as amended, by and among Household Receivables Funding, Inc. III, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2001-2 Indenture Supplement, dated as of June 20, 2001, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2001-2.

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99(d)

Monthly Servicing Statement with respect to Distribution Date occurring on June 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, as amended, by and among Household Receivables Funding, Inc. III, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2002-1 Indenture Supplement, dated as of October 28, 2002, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2002-1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Servicer of and on behalf of the HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I (Registrant)

By: /s/ P. D. Schwartz Patrick D. Schwartz Authorized Representative
Dated: June 24, 2004

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EXHIBIT INDEX
Exhibit Number	Exhibit
99(a)

Monthly Servicing Statement with respect to Distribution Date occurring on June 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, by and among Household Receivables Funding, Inc. III, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2000-1 Indenture Supplement, dated as of November 16, 2000, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2000-1.

99(b)

Monthly Servicing Statement with respect to Distribution Date occurring on June 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, by and among Household Receivables Funding, Inc. III, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2001-1 Indenture Supplement, dated as of January 25, 2001, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2001-1.

99(c)

Monthly Servicing Statement with respect to Distribution Date occurring on June 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, by and among Household Receivables Funding, Inc. III, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2001-2 Indenture Supplement, dated as of June 20, 2001, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2001-2.

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99(d)

Monthly Servicing Statement with respect to Distribution Date occurring on June 15, 2004 pursuant to the Amended and Restated Transfer and Servicing Agreement, dated as of November 16, 2000, by and among Household Receivables Funding, Inc. III, as Transferor, Household Finance Corporation, as Servicer, and Wilmington Trust Company, as Trustee of the Household Credit Card Master Note Trust I, as Issuer, and the Series 2002-1 Indenture Supplement, dated as of October 28, 2002, by and between the Issuer and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Securities Intermediary, with respect to the Class A and Class B notes, Series 2002-1.

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